                     OPPENHEIMER NEW YORK MUNICIPAL FUND
                  Supplement dated December 13, 2002 to the
                      Prospectus dated November 22, 2002

The Prospectus is amended as follows:

1.    On December 12, 2002 the Fund's Board of Trustees approved changing the name of the Fund to "Oppenheimer AMT Free New York Municipals Fund."
   Effective January 14, 2003, all references in the Prospectus to
   "Oppenheimer New York Municipal Fund" are changed to "Oppenheimer AMT Free
   New York Municipals Fund" and the Fund will have a non-fundamental investment policy stating that it will not hold municipal securities the interest on which would be subject to the federal alternative minimum tax on individuals and corporations.

December 13, 2002                                               PS360.024

                       OPPENHEIMER NEW YORK MUNICIPAL FUND
                    Supplement dated December 13, 2002 to the
               Statement of Additional Information dated November 22, 2002

The Statement of Additional  Information is amended as
follows:

1. On December 12, 2002 the Fund's Board of Trustees  approved changing the name of the  Fund to  "Oppenheimer  AMT Free New  York  Municipals  Fund."  Effective
January 14, 2003, all  references in the Statement of Additional  Information to
"Oppenheimer  New York Municipal Fund" are changed to "Oppenheimer  AMT Free New
York Municipals Fund."

2. The last sentence of the second full  paragraph on page 4 of the Statement of
Additional Information is revised in its entirety to read as follows :

"The Fund will not hold  municipal  securities the interest on which (and thus a proportionate share of the exempt-interest  dividends paid by the Fund) would be subject to the federal alternative minimum tax on individuals and corporations."

December 13, 2002                                               360PX009